Exhibit 99.1
Cutera Provides Third Quarter 2023 Business Update

BRISBANE, California, November 8, 2023 ─ Cutera, Inc. (Nasdaq: CUTR) (“Cutera” or the “Company”), a leading provider of aesthetic and dermatology solutions, today provided preliminary financial results for the third quarter ended September 30, 2023, as well as recent business updates. Some Company highlights:

•Consolidated revenue for the third quarter of 2023 of $46.5 million, a decrease of 26% compared to the third quarter of 2022
•Cash and marketable securities of $179.5 million as of the end of the third quarter
•Announcement of an enhanced AviClear offering, including the option to purchase the device upfront with a corresponding reduction in treatment costs
•Initiation of a global restructuring program, expected to save over $20 million in annualized personnel-related expenses

Preliminary Third Quarter 2023 Financial Results

Consolidated revenue for the third quarter of 2023 was $46.5 million, a decrease of 26% compared to the third quarter of 2022. Revenue related to capital equipment systems declined 36%, while recurring sources of revenue declined 7%. On a year-to-date basis, consolidated revenue of $162.7 million decreased 12%, consisting of a 20% decline in capital equipment system revenue and a 12% decline in recurring revenue. The Company ended the third quarter with cash and marketable securities of $179.5 million.

The Company will provide full third quarter financial results at a later date, pending resolution of an issue related to inventory accounting described below. The third quarter results are therefore preliminary and subject to adjustment.

“Third quarter results were disappointing, as we faced more significant macroeconomic and Company-specific headwinds than anticipated,” commented Taylor Harris, Chief Executive Officer of Cutera, Inc. “However, we are taking decisive steps to address these challenges and to build the foundation for future growth at Cutera. Our operations team has made solid progress in remediating our field service challenges. We have also initiated a global restructuring that will reduce our headcount by close to 25%, helping both to right-size our cost structure and optimize our business performance. Additionally, just this past weekend at the Cutera University Clinical Forum (CUCF), we introduced an enhanced AviClear product offering, which we believe will drive growth and cash generation for the Company in the coming years.”

Global Restructuring Program

In October 2023, the Company initiated a global restructuring program across all functions and geographies. The goals of this program are to align and structure the business to better serve customers, improve communication and coordination across the Company, and gain operational efficiencies in support of long-term financial health. The changes made in the organizational restructuring have been carefully planned to ensure that customers will not experience disruptions in the service they receive. The restructuring program is expected to result in personnel-related savings of over $20 million on an annualized basis. In connection with the restructuring, Cutera expects to incur approximately $2 million in one-time expenses, primarily in the fourth quarter.

AviClear

At CUCF this past weekend, Cutera introduced an enhanced AviClear offering, which provides greater flexibility, reliability and support for this innovative, first-to-market technology. The Company will offer a new business model for AviClear, providing the option to purchase the device upfront, with a corresponding reduction in ongoing treatment costs. The Company will also be offering a hardware and software upgrade that improves product reliability and moves billing from a per-patient model to paying for individual treatment cycles, without the need for patient-specific QR codes. The Company is also planning enhanced support for growing utilization, including expanded cooperative marketing opportunities as well as a multi-day university-style educational program, supported by the Company’s clinical training team.

The Company is beginning a North American limited commercial release in Q4 2023 focused on existing customers, followed by a broader launch in Q1 2024. Additionally, the Company will begin an international limited commercial release in select countries starting in Q1 2024.

Inventory Issue and Form 10Q Filing Delay

The Company performed a physical inventory count at the end of the third quarter of 2023. The results of this count identified a shortfall of inventory relative to the system of record in the range of $8 million to $9 million. The Company believes that this variance began to accumulate prior to the third quarter and is in the process of determining the amounts attributable to prior 2023 periods. The Company expects to complete the analysis of the inventory variance within the next few weeks, at which point full third quarter financial results will be published on Form 10-Q.

Financial Outlook

The Company expects full-year 2023 revenue of approximately $205 million and ending 2023 cash and marketable securities of approximately $135 million. The Company expects that its current cash position will be sufficient to achieve cash flow breakeven.

Revenue Overview

	Three Months Ended September 30, 2023	% Change vs Three Months Ended June 30, 2022
Key Revenue Metrics		Reported	Constant Currency
Capital Equipment	$26.3	-36%	-36%
Skincare	$7.1	-24%	-20%
Consumables	$3.7	-26%	-25%
Service	$5.5	-12%	-11%
AviClear	$3.9	nm	nm
Recurring	$20.2	-7%	-5%
Total Revenue	$46.5	-26%	-25%

	Nine Months Ended September 30, 2023	% Change vs Nine Months Ended September 30, 2022
Key Revenue Metrics		Reported	Constant Currency
Capital Equipment	$97.5	-20%	-18%
Skincare	$24.7	-20%	-12%
Consumables	$11.7	-17%	-15%
Service	$16.5	-7%	-5%
AviClear	$12.3	N/A	N/A
Recurring	$65.2	2%	7%
Total Revenue	$162.7	-12%	-9%

Conference Call

The Company’s management will host a conference call to discuss these results and related matters today at 1:30 p.m. PT (4:30 p.m. ET). Participating in the call will be Taylor Harris, Chief Executive Officer, Stuart Drummond, Interim Chief Financial Officer, and Greg Barker, Vice President of FP&A and Investor Relations.

To participate in the conference call, dial 1-800-319-4610 (domestic) or + 1-631-891-4304 (international).

The call will also be a webcast and can be accessed from the Investor Relations section of Cutera’s website at http://www.cutera.com/. The webcast replay of the call will be available at the same site approximately one hour after the end of the call.

About Cutera, Inc.

Brisbane, California-based Cutera is a leading provider of aesthetic and dermatology solutions for practitioners worldwide. Since 1998, Cutera has been developing innovative, easy-to-use products that harness the power of science and nature to enable medical practitioners to offer safe and effective treatments to their patients. For more information, call +1-415-657-5500 or 1-888-4CUTERA or visit www.cutera.com.

Safe Harbor Statement
Certain statements in this press release, other than purely historical information, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements include but are not limited to, Cutera’s plans, objectives, strategies, financial performance and outlook, product launches and performance, trends, prospects, or future events and involve known and unknown risks that are difficult to predict. As a result, the Company’s actual financial results, performance, achievements, or prospects may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “seek,” “guidance,” “predict,” “potential,” “likely,” “believe,” “will,” “should,” “expect,” “anticipate,” “estimate,” “plan,” “intend,” “forecast,” “foresee” or variations of these terms and similar expressions or the negative of these terms or similar expressions. Forward-looking statements are based on management's current, preliminary expectations and are subject to risks and uncertainties, which may cause Cutera's actual results to differ materially from the statements contained herein. These statements are not guarantees of future performance, and stockholders should not place undue reliance on forward-looking statements. There are several risks, uncertainties, and other important factors, many of which are beyond the Company’s control, that could cause its actual results to differ materially from the forward-looking statements contained in this press release, including those described in the “Risk Factors” section of Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other documents filed from time to time with the United States Securities and Exchange Commission by Cutera.

All information in this press release is as of the date of its release. Accordingly, undue reliance should not be placed on forward-looking statements. Cutera undertakes no obligation to update publicly any forward-looking statements to reflect new information, events, or circumstances after the date they were made, or to reflect the occurrence of unanticipated events. If the Company updates one or more forward-looking statements, no inference should be drawn that it will make additional updates concerning those or other forward-looking statements. Cutera's financial performance for the third quarter ended September 30, 2023, as discussed in this release, is preliminary and unaudited, and subject to adjustment, pending resolution of a physical inventory count shortfall of $8 million to $9 million.

Cutera, Inc.
Greg Barker
VP, Corporate FP&A and Investor Relations
415-657-5500
IR@cutera.com